                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
               the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

            |_|         Preliminary Proxy Statement
            |_|         Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
            |X|         Definitive Proxy Statement
            |_|         Definitive Additional Materials
            |_|         Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                       LONE STAR STEAKHOUSE & SALOON, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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            |_|         Fee  computed  on table  below  per  Exchange  Act Rules
                        14a-6(i)(4) and 0-11.

            1.          Title of each class of securities  to which  transaction
                        applies:

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            2.          Aggregate  number  of  securities  to which  transaction
                        applies:

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            3.          Per unit price or other  underlying value of transaction
                        computed  pursuant to Exchange  Act Rule 0-11 (set forth
                        the  amount on which the filing  fee is  calculated  and
                        state how it was determined):

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            4.          Proposed maximum aggregate value transaction:

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            5.          Total fee paid:
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            |_|         Check box if any part of the fee is offset as
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                        2.          Form, Schedule or Registration Statement No.:

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                        3.          Filing Party:

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                        4.          Date Filed:

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                                      -2-

                      AN IMPORTANT MESSAGE TO LONE STAR STOCKHOLDERS:

               THE STORY OF LONE STAR'S TURNAROUND CAN BE TOLD IN
                               THREE SIMPLE LINES

   DATE             LONE STAR STEAKHOUSE            S&P 400 MIDCAP INDEX        S&P MIDCAP RESTAURANT INDEX
                 PRICE             RETURNS          PRICE            RETURNS          PRICE             RETURNS
 6/27/01           11.66             38.8           507.46             3.14           231.73             7.22
 6/22/01           12.89            53.44           506.09             2.85            234.2             8.36
 6/15/01           12.79            52.25           509.25             3.49           230.44             6.62
  6/8/01            13.5             60.7           531.61                8            230.5             6.65
  6/1/01              13            54.75           526.94             7.03            237.2             9.75
 5/25/01           13.19            57.01           533.01             8.24           256.23            18.55
 5/18/01            12.5             48.8           532.02             8.02           251.66            16.44
 5/11/01           12.29             46.3           508.71             3.26           250.74            16.01
  5/4/01            12.7            51.18           517.17             4.93           257.58            19.18
 4/27/01           11.73            39.63           506.86             2.83           256.32            18.59
 4/20/01            10.8            28.56           493.38             0.06           248.14            14.81
 4/13/01            9.51             13.2           474.98            -3.68           238.78            10.48
  4/6/01          9.0313             6.13           447.44            -9.28           231.85             7.22
 3/30/01          9.2813             9.06           459.92            -6.76           236.53             9.39
 3/23/01          9.4375             10.9           457.95            -7.17           224.42             3.79
 3/16/01            9.25              8.7           460.07            -6.74           236.69             9.46
  3/9/01          9.6875            13.84           496.78             0.68           255.71            18.26
  3/2/01          9.0625             6.49           499.96             1.28           247.64            14.52
 2/23/01             9.5            11.63           498.26             0.92           246.71            14.09
 2/16/01          9.9375            16.77           519.23             5.14           242.27            12.04
  2/9/01            9.25              8.7           519.95             5.24           237.86               10
  2/2/01           8.125            -4.52           518.29             4.89           221.35             2.37
 1/26/01          8.9375             5.02           519.01                5           223.64             3.42
 1/19/01           9.375            10.16           504.35             2.02           215.01             -0.5
 1/12/01          9.5625            12.37           507.83             2.71           212.99             -1.5
  1/5/01          9.3125             7.97           489.37            -1.04           217.27             0.43

Data Range 01/02/2001  to 06/27/2001
Source: Bloomberg Professional
Date: June 26, 2001

"THEY HAVE  TREMENDOUS  CASH FLOWS AND A TREMENDOUS  BALANCE SHEET SO IT DOESN'T
TAKE A GENIUS TO SEE THAT THIS COMPANY IS IMPROVING."
                   Mike Smith, Analyst, Fahnestock & Company*

                                    ON JULY 6TH, LONE STAR SHAREHOLDERS WILL ELECT ONE INDIVIDUAL
                                                TO THE LONE STAR BOARD OF DIRECTORS.

                                                   WE BELIEVE THE CHOICE IS CLEAR:

   JAMIE B. COULTER                                                                       Guy Adams
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CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF LONE STAR.                               Self-styled "Business-Consultant:"
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EXPERIENCED, AWARD-WINNING RESTAURATEUR:                                             o   No corporate experience
----------------------------------------
                                                                                     o   No board experience
o    Over 10 years of service to Lone Star
o    30 years of executive experience and success in the restaurant industry         o   No restaurant experience
o    FORBES Best Small Company in America for three consecutive years

HAS DELIVERED:
                                                                                 Enjoined by a Federal Court
o    A 35% improvement in Lone Star's stock price in 2001                            o  For filing false and misleading proxy
                                                                                        information.
o    Strong first quarter 2001 results and a healthy,
     debt-free balance sheet                                                         o  Guy Adams is not the "independent" voice he
                                                                                        portrays himself to be. A federal judge had
o    Strong EBITDA cash flow in excess of $57 million annually over the                 real concerns about Guy Adam's independence,
     last seven years                                                                   stating, "...there's something going on that
o    $12.4 million in cash dividends to Lone Star stockholders over the past            we don't know about withrespect to persons
     12 months                                                                          supporting Mr.  Adams...".*
o    Stock repurchases in excess of $165 million representing over 41% of the
     outstanding shares.                                                         We believe Guy Adams is influenced and
                                                                                 controlled by:

                                                                                     o  His private investment consulting client,
                                                                                        who owns over $1 million worth of  Lone Star
                                                                                        stock; and

                                                                                     o  Craig Corporation,  a company with a history
                                                                                        of hostile takeovers and proxy contests.
OWNS 2,395,393 SHARES OF LONE STAR STOCK.

                                                                                 Owns 1,100 shares of Lone Star stock held for only
                                                                                 20 weeks.
PURCHASED 365,000 SHARES OF LONE STAR STOCK IN THE OPEN MARKET IN 1999,
INVESTING MORE THAN $3.2 MILLION OF HIS PERSONAL FUNDS.
                                                                                 Purchased 1,000 shares of Lone Star stock in  2000
                                                                                 and sold them 48 days later.

                                                  VOTE FOR PROFESSIONAL LEADERSHIP
                                            VOTE TO PROTECT THE VALUE OF YOUR INVESTMENT
                                       VOTE THE ENCLOSED WHITE BOARD OF DIRECTORS PROXY TODAY.

IF YOU HAVE BEEN MISLED INTO VOTING YOUR SHARES FOR ADAMS, YOU HAVE EVERY RIGHT
TO CHANGE YOUR MIND. YOU CAN CORRECT YOUR ERROR BY VOTING THE WHITE PROXY TODAY.
PROTECT YOUR INTERESTS AND YOUR INVESTMENT. REJECT GUY ADAMS' REQUEST FOR YOUR
SUPPORT AND INSTEAD SIGN, DATE AND RETURN THE WHITE BOARD OF DIRECTORS' PROXY
TODAY IN THE ENCLOSED PRE-PAID ENVELOPE.

YOUR VOTE IS IMPORTANT. NO MATTER HOW MANY SHARES YOU OWN, PLEASE SIGN, DATE,
AND RETURN THE ENCLOSED WHITE PROXY TODAY IN THE PRE-PAID ENVELOPE PROVIDED.

If any of your shares are held in the name of a brokerage firm bank nominee or other institution, only it can vote your shares, and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the WHITE proxy card representing your shares.

PLEASE DO NOT RETURN ANY PROXY CARD SUPPLIED TO YOU BY GUY ADAMS, EVEN TO VOTE
AGAINST HIM, AS IT WILL REVOKE YOUR PREVIOUS PROXY. REMEMBER, ONLY YOUR
LATEST-DATED PROXY COUNTS.

If you have any questions or require any additional Information, please contact our proxy solicitor, Innisfree M&A Incorporated at the address set forth below.

                           INNISFREE M&A INCORPORATED
                               501 MADISON AVENUE
                                   20TH FLOOR
                             NEW YORK NEW YORK 10022
                         CALL TOLL-FREE: (888) 750-5834
            BANKS AND BROKERAGE FIRMS CALL: (212) 750-5833 (COLLECT)

* Permission to use quote neither sought nor obtained.